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Exhibit 8.1

Argentina
Cartonex S.A. I.C.F.Y.F.	100.00
Smurfit S.A.	100.00
Austria
Nettingsdorfer Papierfabrik AG & Co KG	100.00
Nettingsdorfer Papierfabrik Management AG	100.00
Nettingsdorfer Service Centre Nfg GesmbH & Co KG	100.00
Smurfit Interwell GmbH	96.00
Smurfit Wellkart GmbH	96.00
Barbados
Smurfit Container International, Inc.	100.00
Belgium
Cartomills SPRL	100.00
Smurfit Général Emballage	100.00
Bermuda
Belguard Insurance Limited	100.00
Cariven Investments Limited	87.49
Fibras Limited	87.43
L.A. Services Limited	100.00
Papelera Industrial Limited	50.05
S.A. Services Limited	100.00
S.I. Holdings Limited	100.00
S.M. Finance Limited	100.00
Trinmills Limited	100.00
Brazil
Smurfit do Brasil Participacoes Ltda	100.00
Canada
Munksjo Paper Decor (Canada) Inc	99.60
Smurfit Canada Holdings Limited	100.00
Cayman Islands
Adavale Global Holdings Limited	100.00
Tops Series XVIII Limited	100.00
Colombia
Carton de Colombia, S.A.	69.63
Celulosa y Papel de Colombia, S.A.	66.08
Compania Colombiana de Empaques Bates, S.A.	59.95
Reforestadora Andina, S.A.	67.74
Reforestadora del Cauca, S.A.	65.64
Trans-Bosnal Ltda	69.16
Denmark
Smurfit Holdings A/S	100.00

Dominican Republic
Industria Cartonera Dominicana SA	80.00
England
Alpine Linerboard Products Limited	100.00
Badger Publishing Limited	100.00
Brand Packaging Limited	100.00
C.D. Haupt (U.K.) Limited	100.00
Cundell Group Holdings Limited	100.00
Cundell Property Holdings Limited	100.00
Fishergate Properties Limited	100.00
Hale Paper Company Limited	100.00
Kilvere Limited	100.00
Netadvance plc	100.00
Norcor ESOP Limited	100.00
Norcor Holdings Limited	100.00
Norwich Corrugated Board Limited	100.00
Olympic Containers Limited	100.00
Paper Packaging Products Limited	100.00
Smurfit Aviation Limited	100.00
Smurfit Communications U.K. Limited	100.00
Smurfit Corrugated Holdings	100.00
Smurfit Corrugated UK Limited	100.00
Smurfit Investments UK Limited	100.00
Smurfit Overseas Limited	100.00
Smurfit Tubes (Leek) Limited	100.00
Smurfit Tubes Limited	100.00
Smurfit UK Limited	100.00
Southwold Packaging Limited	100.00
Telepages Directories Limited	95.00
Tops Series XVIII Container Holdings Limited	100.00
Townsend Hook Group Limited	100.00
Townsend Hook Limited	100.00
Equador
Smurfit Ecuador, S.A.	67.86
France
Alfa d'Avignon	98.63
C.A.P. SA	70.70
Cartonnage de Colmar	100.00
Cartonnage Robert Delubac Sarl	99.42
Cartonnage Services Emballages de Provence	99.95
Cartonnages De L'Agenais	98.66
Cartonnages de Lorraine	98.14
Cartonnages Robert Delubac S.A.R.L.	99.42
Cartonnerie d'Aquitaine	100.00
Cartonnerie de Beausoleil	99.98
Cartonnerie de Gravelines	99.55
Cartonnerie de Lestrem S.A.	100.00
Cartonnerie de l'Ile de France	100.00
Cartonnerie de Maurepas	98.18

Cartonneries Nouvelles de Champagne—Etablissements J. Perez (CNC Perez)	100.00
Emballages Caner	99.00
FERROB	99.71
INTERFOR	98.80
MGC S.A.	100.00
Poitou Cartons	100.00
SCI Les Echets	99.90
Seviac	99.42
Smurfit Alma	99.76
Smurfit Bag-in-Box S.A.	98.66
Smurfit Bizet	99.76
Smurfit Cellulose du Pin	99.99
Smurfit Cognac	100.00
Smurfit Comptoir Du Pin	99.99
Smurfit Distribution	98.34
Smurfit Europe S.A.S	99.98
Smurfit Goethe	99.76
Smurfit Holdings France S.A.	99.76
Smurfit International France S.A.	100.00
Smurfit Investments France S.A.	99.90
Smurfit Lembacel	100.00
Smurfit Limousin SA	99.99
Smurfit Parnalland	99.60
Smurfit PLV Lyon	99.81
Smurfit PLV Paris	98.63
Smurfit Ponts et Marais SA	98.90
Smurfit Rol Pin	100.00
Smurfit Socar S.A.	99.83
Smurfit Somica	98.17
Smurfit Uzerche S.A.	99.99
Smurfit Worldwide Research Europe	99.90
Société Cartonneries des Alpes et du Littoral	98.64
Société des Etablissements Martin Guillemin et Cie	98.24
Societe Financiere De La Rue Goethe	99.76
Société Landaise d'Expertises Forestière (SOLEFOR)	93.00
STA	99.66
Stone Cevennes Emballages S.A.	100.00
Tranepac S.A.	100.00
Germany
C.D. Haupt Papier-und Pappenfabrik GmbH & Co. KG	100.00
Diekra-Speditions GmbH	92.00
Grundstrucks- Verwaltungsgesellschaft Altona mbh	100.00
Leasing- Kontor fur Investitionsguter GmbH	100.00
Lembacel Deutschland GmbH	100.00
Liquiwell Systemverpackungen GMBH	78.98
Papierverwaltungs-gesellschaft Wrexen GmbH	100.00
PKI Verwaltungs GmbH	100.00
Schneverdinger Wellpappenwerk GmbH	100.00
Smurfit Cellulose du Pin (Deutschland) GmbH	100.00
Smurfit Deutschland GmbH & Co. KG	100.00

Smurfit Europa Carton GmbH	100.00
Smurfit Eurotrend GmbH	100.00
Smurfit Germany-Recycling GmbH	100.00
Smurfit Holdings GmbH	100.00
Smurfit Munksjo Gmbh	99.60
Smurfit Munksjo Paper Gmbh & Co. KG.	99.60
Smurfit Munksjo Paper ULTRA GmbH	99.60
Smurfit Verwaltungs GmbH	100.00
Wellit Wellpappenfabrik GmbH & Co.	100.00
Wellit Wellpappenfabrik Verwaltungs GmbH	100.00
Wellpappenwerk Waren GmbH	100.00
WWG Weser- Werstoff- Gesellschaft mbH	51.00
Gibraltar
Bessilton Holdings Limited	100.00
Borden Properties Limited	100.00
Gillridge Holdings Limited	100.00
S.G.H. Limited	100.00
Sandlee Investments Limited	100.00
Wilshaw Investments Limited	100.00
Hong Kong
Smurfit Asia-Pacific Sales (HK) Ltd.	100.00
Ireland
Alvecrow Limited	100.00
Arlonberg Limited	100.00
Badcall Limited	100.00
Belgray Holdings	100.00
Brenchley Limited	100.00
Carton Exports Limited	100.00
Central Waste Paper Company Limited	100.00
Chacala Limited	100.00
Chambers Edwards Limited	100.00
Claystoke Limited	100.00
Crayside Limited	100.00
Damous Limited	100.00
Daoura Limited	100.00
Doovane Limited	100.00
Evergem Holdings	100.00
Famstan Limited	100.00
G H Sales Limited	100.00
Gorda Limited	100.00
Gourdas Limited	100.00
Gweebara Limited	100.00
Headley Holdings	100.00
Iona Print Limited	100.00
Irish Carton Printers Limited	100.00
Irish Nursery and Landscape Company Limited	100.00
iVenus Limited	100.00
J.S. Publications Limited	100.00
Jefferson Smurfit & Sons Limited	100.00

JSG Acquisitions	100.00
JSG Funding plc	100.00
K South Management Company Limited	100.00
Karsavina Management Limited	100.00
King Robert Limited	100.00
Kufpent Limited	100.00
Margrave Investments Limited	100.00
Queen Mathilda Limited	100.00
Rinmore Limited	100.00
Smurfit Capital	100.00
Smurfit Capital Funding Limited	100.00
Smurfit Capital Leasing	100.00
Smurfit Corporate Services Limited	100.00
Smurfit Corrugated Cases (Cork) Limited	100.00
Smurfit Corrugated Ireland	100.00
Smurfit Corrugated Research Limited	100.00
Smurfit European Packaging Limited	100.00
Smurfit Holdings Limited	100.00
Smurfit International Limited	100.00
Smurfit Investments (Ireland) Limited	100.00
Smurfit Ireland Limited	100.00
Smurfit Irish Paper Sacks Limited	100.00
Smurfit Job Creation Enterprise Fund Limited	100.00
Smurfit Natural Resources Limited	100.00
Smurfit News Press Limited	100.00
Smurfit Packaging Corporation Limited	100.00
Smurfit Publications Limited	100.00
Smurfit Recycling Ireland Limited	100.00
Smurfit Securities Limited	100.00
Smurfit Services Limited	100.00
Smurfit Venture Capital Management Services Limited	100.00
Smurfit Venture Investments Limited	100.00
Smurfit Web Research Limited	100.00
T.P. Properties Limited	100.00
The K Club Limited	100.00
The Kildare Hotel & Country Club Limited	100.00
The Straffan Courtyard Management Company Limited	100.00
TMG Limited	100.00
Trans-Pack Cases Limited	100.00
Waterford Castle Golf & Country Club Limited	100.00
Woodfab Cork Limited	100.00
Woodfab Limited	100.00
Woodfab Packaging Limited	60.00
Italy
BIB Italia	100.00
Fustelpack S.p.A.	69.00
Nettingsdorfer Italia S.p.A.	100.00
Smurfit Carta Srl	100.00
Smurfit Munksjo Paper Italia S.p.A.	99.60
Smurfit Services S.r.l.	100.00

Smurfit SKA, s.r.l.	99.20
Smurfit-SISA S.p.A.	88.90
Vitop Moulding S.r.L.	100.00
Jersey
Aztec Investments Limited	100.00
Papco Overseas Limited	100.00
Portlee Holdings Limited	100.00
Richview Properties Limited	100.00
Sminho Limited	100.00
Luxembourg
Cartomills Luxembourg SPRL	100.00
SSCC Lux IV Sarl	100.00
SSCC Lux VI Sarl	100.00
Mexico
Grupo Smurfit Mexico, S.A. de C.V.	100.00
Smurfit Carton y Papel de Mexico, S.A. de C.V.	100.00
Monaco
Smurfit Management Services S.A.M.	100.00
Netherlands
Adavale (Netherlands) B.V.	100.00
Packaging Investments Holdings (PIH) B.V.	100.00
Packaging Investments International (PII) B.V.	100.00
Packaging Investments Netherlands (PIN) B.V.	100.00
Smurfit Corrugated B.V.	100.00
Smurfit De Halm Karton B.V.	100.00
Smurfit Holdings B.V.	100.00
Smurfit International B.V.	100.00
Smurfit Investments B.V.	100.00
Smurfit Nederland B.V.	100.00
Smurfit Nederland Holding BV	100.00
Smurfit Shared Services BV	100.00
Smurfit Solidpack BV	100.00
Trobox Kartonnages BV	100.00
Trobox Verpakkingen B.V.	100.00
Netherlands Antilles
Packaging Finance N.V.	100.00
Northern Ireland
Finlay Packaging plc	100.00
SCC (Northern Ireland) Limited	100.00
Smurfit Corrugated Cases (Lurgan) Limited	100.00
Wm. Finlay & Sons Limited	100.00
Wm. Finlay (Properties) Limited	100.00
Norway
Smurfit Dalwell A/S	99.60
Smurfit Inpak A/S	99.60
Smurfit Norpapp A/S	99.60

Smurfit Sunland-Eker A/S	99.60
Panama
Egmont International Corporation PAN	100.00
Poland
Smurfit Munksjo Packaging Sp. z.o.o	99.60
Portugal
Smurfit Portugal, Industrial del Cartao	92.65
Puerto Rico
Fibras Internacionales de Puerto Rico, Inc.	87.22
Scotland
Smurfit Corrugated (Scotland) Limited	100.00
Spain
Central Forestal S.A.	99.08
Navarra Ecoenergy S.L.	99.99
Papelera Navarra S.A.	93.51
Smurfit Ecoenergy SL	100.00
Smurfit Espana, S.A.	99.20
Smurfit Ibersac, S.A. (IBERSAC)	99.20
Smurfit Munksjo Paper S.A.	99.31
Smurfit Nervión, S.A.	99.31
Smurfit-Stone Container Espana SL	100.00
Sweden
AB Johnson Medisafe	99.60
Billingsfors Pappersbruk AB	99.60
Bivouac AB	99.60
Boras Invest AB	99.60
HexaTrade AB	99.60
Industri AB Viskan	99.60
Ljungdahls Mailman AB	99.60
Munksjo Intressenter AB	99.60
Munksjo Kartong AB	99.60
Nya Boardtex AB	99.60
Smurfit Borjesson Offset AB	100.00
Smurfit Dalwell AB	99.60
Smurfit Holdings AB	100.00
Smurfit Johnson Emballage AB	99.60
Smurfit Munksjö AB	99.60
Smurfit Munksjo Aspa Bruk AB	99.60
Smurfit Munksjo Display AB	99.60
Smurfit Munksjö Hygien AB	99.60
Smurfit Munksjö Lagamill AB	99.60
Smurfit Munksjo Packaging AB	99.60
Smurfit Munksjö Paper AB	99.60
Smurfit Offset AB	60.00
Smurfit Pegewell AB	99.60
StälliWell AB	99.60

Trinidad and Tobago
Smurfit Trinidad Limited	81.33
United States
JSC Aviation, Inc	100.00
Smurfit Munksjo Paper Inc	99.60
Smurfit Packaging LLC	100.00
SPC/ Matawan LLC	100.00
SPC/ Pomona LLC	100.00
SPC/ Tower LLC	100.00
Venezuela
Agropecuaria Tacamajaca, C.A.	87.49
Carton de Venezuela, S.A.	87.48
Corrugada Latina & Compania	86.61
Corrugadora Latina S.r.L.	86.61
Corrugadora Suramericana, C.A.	87.48
Industrias Almac, C.A.	100.00
Inversiones Isica, C.A.	100.00
Reforestadora Dos Refordos, C.A.	98.13
Reforestadora Uno Reforuno, C.A.	98.13

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  Exhibit 8.1